THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 131

                   TARGET 5 TRUST, SERIES 5
                   TARGET 10 TRUST, SERIES 11


      Supplement to the Prospectus dated December 5, 1995

   Notwithstanding anything to the contrary in the Prospectus, the minimum amount which an investor may purchase in either Trust for an Individual Retirement Account or other retirement plans is $250.

December 14, 1995